EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Mar-04                                                            31-Mar-04

Distribution Date:        BMW VEHICLE OWNER TRUST 2003-A              Period #
                          ------------------------------
26-Apr-04                                                                   12

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

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Balances
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                                                                                            Initial                   Period End
       Receivables                                                                   $1,643,640,298                 $991,738,336
       Reserve Account                                                                  $12,327,302                  $17,355,421
       Yield Supplement Overcollateralization                                            $9,034,825                   $5,625,731
       Class A-1 Notes                                                                 $380,000,000                           $0
       Class A-2 Notes                                                                 $455,000,000                 $186,507,132
       Class A-3 Notes                                                                 $470,000,000                 $470,000,000
       Class A-4 Notes                                                                 $296,913,000                 $296,913,000
       Class B Notes                                                                    $32,692,000                  $32,692,000

Current Collection Period
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       Beginning Receivables Outstanding                                             $1,045,276,719
       Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                 Receipts of Scheduled Principal                                        $28,840,807
                 Receipts of Pre-Paid Principal                                         $23,353,547
                 Liquidation Proceeds                                                      $740,121
                 Principal Balance Allocable to Gross Charge-offs                          $603,909
            Total Receipts of Principal                                                 $53,538,383

            Interest Distribution Amount
                 Receipts of Interest                                                    $4,438,659
                 Servicer Advances                                                        ($221,499)
                 Reimbursement of Previous Servicer Advances                                     $0
                 Accrued Interest on Purchased Receivables                                       $0
                 Recoveries                                                                 $75,400
                 Net Investment Earnings                                                     $9,200
            Total Receipts of Interest                                                   $4,301,759

            Release from Reserve Account                                                         $0

       Total Distribution Amount                                                        $57,236,234

       Ending Receivables Outstanding                                                  $991,738,336

Servicer Advance Amounts
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       Beginning Period Unreimbursed Previous Servicer Advance                             $856,913
       Current Period Servicer Advance                                                    ($221,499)
       Current Reimbursement of Previous Servicer Advance                                        $0
       Ending Period Unreimbursed Previous Servicer Advances                               $635,413

Collection Account
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       Deposits to Collection Account                                                   $57,236,234
       Withdrawals from Collection Account
            Servicing Fees                                                                 $871,064
            Class A Noteholder Interest Distribution                                     $1,675,574
            First Priority Principal Distribution                                                $0
            Class B Noteholder Interest Distribution                                        $79,823
            Regular Principal Distribution                                              $53,284,919
            Reserve Account Deposit                                                              $0
            Unpaid Trustee Fees                                                                  $0
            Excess Funds Released to Depositor                                           $1,324,854
       Total Distributions from Collection Account                                      $57,236,234


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Excess Funds Released to the Depositor
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            Release from Reserve Account                                    $936,922
            Release from Collection Account                               $1,324,854
       Total Excess Funds Released to the Depositor                       $2,261,775

Note Distribution Account
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       Amount Deposited from the Collection Account                      $55,040,316
       Amount Deposited from the Reserve Account                                  $0
       Amount Paid to Noteholders                                        $55,040,316

Distributions
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       Monthly Principal Distributable Amount                        Current Payment      Ending Balance    Per $1,000     Factor
       Class A-1 Notes                                                            $0                  $0         $0.00      0.00%
       Class A-2 Notes                                                   $53,284,919        $186,507,132       $117.11     40.99%
       Class A-3 Notes                                                            $0        $470,000,000         $0.00    100.00%
       Class A-4 Notes                                                            $0        $296,913,000         $0.00    100.00%
       Class B Notes                                                              $0         $32,692,000         $0.00    100.00%

       Interest Distributable Amount                                 Current Payment          Per $1,000
       Class A-1 Notes                                                            $0               $0.00
       Class A-2 Notes                                                      $289,749               $0.64
       Class A-3 Notes                                                      $759,833               $1.62
       Class A-4 Notes                                                      $625,992               $2.11
       Class B Notes                                                         $79,823               $2.44



Carryover Shortfalls
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                                                                            Prior
                                                                       Period Carryover     Current Payment    Per $1,000
       Class A-1 Interest Carryover Shortfall                                     $0                  $0            $0
       Class A-2 Interest Carryover Shortfall                                     $0                  $0            $0
       Class A-3 Interest Carryover Shortfall                                     $0                  $0            $0
       Class A-4 Interest Carryover Shortfall                                     $0                  $0            $0
       Class B Interest Carryover Shortfall                                       $0                  $0            $0


Receivables Data
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                                                                    Beginning Period       Ending Period
       Number of Contracts                                                    55,318              53,491
       Weighted Average Remaining Term                                         41.94               41.04
       Weighted Average Annual Percentage Rate                                 5.29%               5.27%

       Delinquencies Aging Profile End of Period                       Dollar Amount          Percentage
            Current                                                     $894,009,826              90.15%
            1-29 days                                                    $83,403,543               8.41%
            30-59 days                                                   $11,229,937               1.13%
            60-89 days                                                    $1,881,708               0.19%
            90-119 days                                                     $382,887               0.04%
            120-149 days                                                    $830,435               0.08%
            Total                                                       $991,738,336             100.00%
            Delinquent Receivables +30 days past due                     $14,324,967               1.44%



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       Write-offs
            Gross Principal Write-Offs for Current Period                   $603,909
            Recoveries for Current Period                                    $75,400
            Net Write-Offs for Current Period                               $528,509

            Cumulative Realized Losses                                    $3,303,647


       Repossessions                                                   Dollar Amount       Units
            Beginning Period Repossessed Receivables Balance              $1,453,549          61
            Ending Period Repossessed Receivables Balance                 $2,170,592          85
            Principal Balance of 90+ Day Repossessed Vehicles               $180,043           8


Yield Supplement Overcollateralization
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       Beginning Period Required Amount                                   $5,879,195
       Beginning Period Amount                                            $5,879,195
       Ending Period Required Amount                                      $5,625,731
       Current Period Release                                               $253,464
       Ending Period Amount                                               $5,625,731
       Next Distribution Date Required Amount                             $5,377,947

Reserve Account
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       Beginning Period Required Amount                                  $18,292,343
       Beginning Period Amount                                           $18,292,343
       Net Investment Earnings                                                $9,200
       Current Period Deposit                                                     $0
       Current Period Release to Collection Account                               $0
       Current Period Release to Depositor                                  $936,922
       Ending Period Required Amount                                     $17,355,421
       Ending Period Amount                                              $17,355,421

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